SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2021, the stockholders of CKX Lands, Inc. (the “Registrant”) approved the CKX Lands, Inc. Stock Incentive Plan at the Registrant’s annual meeting of stockholders. On May 10, 2021, the Registrant’s Board of Directors adopted the plan. A description of the plan is contained on pages 11 – 14 of the Registrant’s definitive proxy statement filed with the SEC on April 9, 2021 and the text of the plan is filed as Appendix A to that proxy statement. The aforementioned description of the plan and the text of the plan are incorporated herein by reference pursuant to General Instruction B(3) to Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Registrant held its annual meeting of shareholders on May 6, 2021. At the meeting, the shareholders were requested to: (1) elect directors; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers, (3) consider and act upon a proposal to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and (4) consider and act upon a proposal to adopt the CKX Lands, Inc. Stock Incentive Plan.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on April 9, 2021.

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
Lee W. Boyer	642,061	18,295	346,427
Keith Duplechin	642,568	17,788	346,427
Edward M. Ellington, II	642,606	17,750	346,427
Daniel J. Englander	658,727	1,629	346,427
Max H. Hart	652,827	7,529	346,427
Eugene T. Minvielle, IV	642,961	17,395	346,427
William Gray Stream	646,281	14,075	346,427
Mary Leach Werner	651,827	8,529	346,427
Michael B. White	658,597	1,759	346,427

2.

The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on April 9, 2021, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
425,271	193,786	41,449	346,427

3.

The stockholders voted to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
1,005,430	1,500	3	0

4.	The stockholders voted to approve the CKX Lands, Inc. Stock Incentive Plan by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
313,875	307,608	39,023	346,427

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.
(Registrant)

Date: May 11, 2021	By:	/s/ W. Gray Stream
W. Gray Stream President and Treasurer